WILSHIRE VARIABLE INSURANCE TRUST SUMMARY PROSPECTUS April 30, 2023
Wilshire Global Allocation Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2023, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the SAI) online at https://www.wilshire.com/resources-and-forms/wilshire-global-allocation-fund-summary-prospectus. You can also obtain this information at no cost by sending an email to Wilfunds@Wilshire.com or by calling (866) 591-1568.

Investment Objective
The Wilshire Global Allocation Fund (the “Global Allocation Fund” or the “Fund”) seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.
Fees and Expenses of the Global Allocation Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related variable contracts, and if such expenses were reflected, fees would be higher.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment):

Management Fees(2)	0.08%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.90%
Total Annual Fund Operating Expenses(3)	1.32%

(1)The Global Allocation Fund’s shareholders indirectly bear, pro rata, the expenses of the affiliated and unaffiliated mutual funds and exchange-traded funds (“Underlying Funds”) in which the Fund invests. These indirect expenses are not reflected in the Global Allocation Fund’s expense ratio as shown in the Financial Highlights table of the Prospectus.
(2)Wilshire Advisors LLC, the Fund’s investment adviser, (“Wilshire” or the “Adviser”) receives directly from the Fund a fee of 0.55% on the average daily net assets of the Fund that are not invested in the Underlying Funds advised by Wilshire. Future reallocation of the Global Allocation Fund’s investments in underlying funds could change the Management Fee.
(3)Total Annual Fund Operating Expenses do not reflect the total operating expenses in the Financial Highlights table because the Financial Highlights table does not include Acquired Fund Fees and Expenses (“AFFE”).
Example: This example is intended to help you compare the cost of investing in the Global Allocation Fund with the cost of investing in other mutual funds. The example assumes one year of capped expenses, that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Allocation Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related variable contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$134	$418	$723	$1,590

Portfolio Turnover
The Global Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Allocation Fund’s performance. For the fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Global Allocation Fund operates as a fund of funds and invests principally in mutual funds advised by Wilshire and may also invest unaffiliated mutual funds and exchange-traded funds (“ETFs”) (“Underlying Funds”). The Fund typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by Wilshire in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal circumstances, the Fund’s target asset allocation is generally 65% of its assets in Underlying Funds that provide exposure to equity securities and 35% of its assets in Underlying Funds that provide exposure to fixed income securities, with a range of 50% to 75% in equity funds and a range of 25% to 50% in fixed income funds. The Fund may temporarily exceed these percentage ranges and may alter the percentage ranges when it deems appropriate.
Principal Risks
You may lose money by investing in the Global Allocation Fund. By investing in the Global Allocation Fund, an investor also assumes the same types of risks, indirectly as investing in the Underlying Funds. Investing in the Fund involves the following principal risks:
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical conflicts; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Fund of Funds Risk. Fund shareholders bear indirectly their proportionate share of the expenses of the Underlying Funds. The Fund's selection and weighting of asset classes and allocation of investments in Underlying Funds may cause it to underperform other funds with a similar investment objective. The Fund’s performance and risks correspond directly to the performance and risks of the Underlying Funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the Underlying Funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest. While Wilshire does not charge the Fund a management fee on assets allocated to Underlying Funds advised by Wilshire, Wilshire may earn different fees from certain affiliated Underlying Funds and may have an incentive to allocate more Fund assets to Underlying Funds from which it receives higher fees.
Asset Allocation Risk. Although asset allocation among different Underlying Funds, asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Affiliated Funds and Other Significant Investors Risk. A significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund ’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund ’s transaction costs.
The following are principal risks of the Fund due to its investment in Underlying Funds:
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. The Federal Reserve has recently begun to raise the federal funds rate which may impact the value of fixed income securities held by the Underlying Funds. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Foreign Securities Risk. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Emerging Markets Risk. Certain Underlying Funds may invest in securities issued in emerging markets. Foreign investment risk may be particularly high to the extent a fund invests, in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. These securities may also present credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.
Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When a fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in fund investment losses that would affect the value of your investment in a fund.
Style Risk. The Underlying Funds’ growth or value styles may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, growth stocks over value stocks, or vice versa.
Sector Risk. If an Underlying Fund focuses in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the fund’s investments in that sector, which can increase the volatility of the fund’s performance.
Active Management Risk. Certain Underlying Funds are subject to active management risk, the risk that the investment techniques and risk analyses applied by the portfolio managers of the funds will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the fund’s portfolio. Active trading that can accompany active management will increase the expenses of the Underlying Funds because of brokerage charges, spreads or mark-up charges, which may lower a fund’s performance.

Performance
The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five-, and ten-year periods compare with a broad-based securities market index and additional indexes with characteristics relevant to the Fund. The total return figures do not reflect expenses that apply to the separate account or related variable contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future. During 2014, the Fund’s strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during those periods.
Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 15.40% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.99% (quarter ended March 31, 2020).

Average Annual Total Returns
(periods ended December 31, 2022)

	1 year	5 years	10 years
Global Allocation Fund	(17.83%)	2.46%	5.20%
MSCI All Country World Index Investable Market Index (reflects no deduction for fees, expenses and taxes)	(18.40%)	4.97%	7.94%
Bloomberg Global Aggregate Bond Index (Hedged) (reflects no deduction for fees, expenses or taxes)	(11.22%)	0.36%	1.70%
Stock/Bond Composite(1) (reflects no deduction for fees, expenses or taxes)	(15.71%)	3.66%	5.95%

(1) The Stock/Bond Composite shown above consists of 65% MSCI All Country World Index Investable Market Index and 35% Bloomberg Global Aggregate Index (Hedged).
Management
Adviser and Portfolio Managers
Wilshire Advisors LLC
Nathan Palmer, CFA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the Fund. He has served as Portfolio Manager of the Fund since 2016.
Anthony Wicklund, CFA, CAIA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the Fund. He has served as Portfolio Manager of the Fund since 2017.
Josh Emanuel, CFA, Managing Director and Chief Investment Officer of Wilshire Advisors LLC, serves as portfolio manager for the Fund. He has served as Portfolio Manager of the Fund since 2017.
Suehyun Kim, Vice President and Portfolio Manager of Wilshire, serves as a portfolio manager for the Fund. She has served as Portfolio Manager of the Fund since 2019.
Tax Information
While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity contract. An investor should refer to the prospectus for the variable annuity contract or to the retirement plan documents for tax information regarding those products.
Financial Intermediary Compensation
Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.